Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
December 31, 1997

Scheduled Maturity                                                 9/15/99


Coupon                                                    6.2750%


Excess Protection Level
   3 Month Average  5.72%
      December, 1997  5.22%
      November, 1997  5.65%
      October, 1997  6.27%



Cash Yield                                              18.51%


Investor Charge Offs                                    4.81%


Base Rate                                               8.48%


Over 35 Day Delinquency                                 5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,327,630,575.35